UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: August 24, 2004

(Date of earliest event reported):

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA	1-4928	52-0205520
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

526 South Church Street
Charlotte, North Carolina	28202-1904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 25, 2004, the registrant issued a press release announcing that Roger Agnelli has been elected by the registrant’s Board of Directors to serve as a director of the registrant until the registrant’s 2005 annual meeting of shareholders. His election occurred on August 24, 2004 and is subject to approval of the Federal Energy Regulatory Commission. Mr. Agnelli will be appointed to serve on one or more of the committees of the board, to be determined at the time regulatory approval is obtained.

The press release issued on August 25, 2004 by the registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit

99.1	Press release issued on August 25, 2004 by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Martha B. Wyrsch
Martha B. Wyrsch
Group Vice President, General Counsel and
Secretary

Date: August 26, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release issued on August 25, 2004 by the registrant.

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